UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2018

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Post Oak Boulevard, Suite 200

Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 1, 2017, Select Energy Services, Inc. (the “Company”) completed its merger (the “Rockwater Merger”) with Rockwater Energy Solutions, Inc., a Delaware corporation (“Rockwater”), pursuant to the closing of the transactions contemplated by the Agreement and Plan of Merger, dated July 18, 2017, among the Company, Rockwater, Rockwater Energy Solutions, LLC, a Delaware limited liability company and a subsidiary of Rockwater, SES Holdings, LLC, a Delaware limited liability company and a subsidiary of the Company (“SES Holdings”), Raptor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Raptor Merger Sub, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of SES Holdings.

In connection with the consummation of the Rockwater Merger, on January 12, 2018, the Company amended its Current Report on Form 8-K filed on November 2, 2017 to, among other things, include the unaudited condensed consolidated financial statements of Rockwater as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, and the related notes thereto, the audited consolidated financial statements of Rockwater as of and for the years ended December 31, 2016 and 2015, and the related notes thereto, and the unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, and the related notes thereto.

Item 8.01                   Other Events

This Current Report on Form 8-K provides the following additional financial information.

•                  Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2017, and the related notes to the unaudited pro forma condensed combined statement of operations, attached as Exhibit 99.1 hereto.

Item 9.01                   Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statement of operations of Select Energy Services, Inc. for the year ended December 31, 2017.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2018

SELECT ENERGY SERVICES, INC.

By:	/s/ Adam R. Law
Adam R. Law
Senior Vice President, General Counsel & Corporate Secretary

3